UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aquestive Therapeutics, Inc. (the “Company”) has promoted Cassie Jung, 45, to Chief Operating Officer, effective June 3, 2024. Ms. Jung joined the Company in 2004 and has held leadership positions across various areas of the business, including Quality Assurance, Alliance Management, Clinical Operations, and Portfolio Management. Ms. Jung was instrumental in the execution of the Company’s internal CNS development pipeline and in 2019 was appointed Vice President Operations, responsible for all facets of the Company’s manufacturing operations. Ms. Jung received her B.S. in Management from Purdue University.

The selection of Ms. Jung to serve as Chief Operating Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Jung and any director or executive officer of the Company, and there are no transactions between Ms. Jung and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Ms. Jung’s promotion, her annual base salary was increased to $349,800. Ms. Jung’s target award opportunity under the Company’s annual incentive program may not be less than 40% of her base salary, and she is eligible to participate in the Company’s incentive plans and benefit plans. A copy of Ms. Jung’s employment agreement will be filed with the Company’s next Quarterly Report on Form 10-Q and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2024	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer